SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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MAX ENTERTAINMENT HOLDINGS, INC.

(Name of registrant as Specified in its Charter)

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MAX ENTERTAINMENT HOLDINGS, INC.

6588 Barnard Drive, Suite 40

Richmond, BC V7C 5R8

NOTICE OF SHAREHOLDER ACTION BY WRITTEN

CONSENT ON OR ABOUT NOVEMBER 26, 2007

This Information Statement, which is being provided to shareholders on or about November 26, 2007, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act, as amended, by Max Entertainment Holdings, Inc. (the "Company").

To the Shareholders:

Notice is hereby given that the holders of a majority of the outstanding shares of the Company's common stock have acted by written consent to approve the following actions:

1.

Amend the Company’s Articles of Incorporation to increase the authorized shares of common stock to 200,000,000 shares, par value .001

2.

Amend the Company’s Articles of Incorporation to change its name to Cyclon Capital Corporation.

Only shareholders of record at the close of business on November 26, 2007 are being given notice of the Action by Written Consent. Since the actions above have been approved by a majority of the outstanding shares of our voting stock, no proxies were or are being solicited.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider any matter described herein.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Sincerely,

/s/ Daniel Kilian

Daniel Kilian

CEO

MAX ENTERTAINMENT HOLDINGS, INC.

INFORMATION STATEMENTS

GENERAL INFORMATION

General

This information is being provided to the shareholders of Max Entertainment Holdings, Inc., a Delaware corporation (the "Company"), in connection with the action by written consent of the holders of a majority of the Company's issued and outstanding shares, in lieu of a special meeting, to amend the Company’s Articles of Incorporation to change the name of the Company and increase the authorized shares, approved by the Board of Directors on November 29, 2007.

Record Date and Voting Securities

Only shareholders of record at the close of business on November 26, 2007 are entitled to notice of the action taken, as described herein. On November 26, 2007, the Company had outstanding 67,980,774 shares of common stock, $0.001 par value, each of which was entitled to one vote.

On November 29, 2007, the holders of a majority of the Company's voting power approved the amendments to the Articles of Incorporation.  The name change and increase in authorized shares will take effect on December 15, 2007.

This Information Statement was first provided to the Company's shareholders on or about December 7, 2007.

PROPOSAL ONE

AMENDMENT TO ARTICLES OF INCORPORATION

INCREASE AUTHORIZED SHARES

Purpose:

The Company’s Board of Directors has unanimously adopted a resolution seeking shareholders approval to amend the Articles of Incorporation to increase the authorized shares of its par value $.001 common stock to 200,000,000.

No Dissenters' Rights: Pursuant to Delaware law, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this change in the Board of Directors. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

PROPOSAL TWO

AMENDMENT TO ARTICLES OF INCORPORATION

TO CHANGE NAME

Purpose:  The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the Company’s name to Cyclon Capital Corporation.

No Dissenters' Rights: Pursuant to Delaware law, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this change in the Board of Directors. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of November 26, 2007, regarding the Company's Common Stock owned of record or beneficially by (i) each person known to the Company who owns beneficially 5% or more of the Company's Common Stock; (ii) each of the Company's directors; and (iii) all officers and directors as a group.

Title of Class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class(2)
Common	Anthony Tai	40,000,000	58.84
Common	Panamerica Capital Group	4,600,000	6.77%
Common	Daniel Kilian	0	0.0%
Common	All directors and executive officers as a group (1)	0	0.0%

(1)

Resigned as an officer and director on November 26, 2007.

(2)

Based on 67,980,774 shares of common shares outstanding as November 26, 2007.

.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Currently, none of our officers and/or directors is being compensated for their services during the development stage of our business operations.

The officers and directors are reimbursed for any out-of-pocket expenses they incur on our behalf.  In addition, in the future, we may approve payment of salaries for our officers and directors, but currently, no such plans have been approved.  We also do not currently have any benefits, such as health insurance, life insurance or any other benefits available to our employees.

In addition, none of our officers, directors or employees is party to any employment agreements.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen-sation	Change in Pension Value and Non-Qualified Deferred Compen-sation Earnings	All Other Compen-Sation	Total
Anthony Tai*	2006	0	0	0	0	0	0	0	0
Daniel Kilian**	2007*	0	0	0	0	0	0	0	0

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That have Not Vested	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Anthony Tai*	0	0	0	0	0	0	0	0	0
Daniel Kilian**	0	0	0	0	0	0	0	0	0

EXECUTIVE COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Anthony Tai*	0	0	0	0	0	0	0
Daniel Kilian**	0	0	0	0	0	0	0

* Mr. Anthony Tai resigned his positions as officer and director of the Company on June 11, 2007.

MAX ENTERTAINMENT HOLDINGS, INC.

Date: November 29, 2007

By:/s/ Daniel Kilian

Daniel Kilian, CEO, Director